NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Allspring Discovery Fund
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
NVIT Calvert Equity Fund
NVIT Fidelity Institutional AM® Emerging Markets Fund (formerly, NVIT Emerging Markets Fund)
NVIT International Equity Fund
NVIT Invesco Small Cap Growth Fund
NVIT Jacobs Levy Large Cap Core Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT J.P. Morgan U.S. Equity Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT NS Partners International Focused Growth Fund
NVIT Putnam International Value Fund (formerly, NVIT Columbia Overseas Value Fund)
NVIT Real Estate Fund
NVIT Victory Mid Cap Value Fund
Supplement dated June 11, 2025
to the Prospectus dated April 30, 2025
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
NVIT AQR Large Cap Defensive Style Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on June 10, 2025, the Board approved the termination of AQR Capital Management, LLC (“AQR”) as the subadviser to the NVIT AQR Large Cap Defensive Style Fund (the “Fund”) and the appointment of J.P. Morgan Investment Management Inc. (“JPMIM”) as the Fund’s new subadviser, effective on or about September 22, 2025 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	The Fund is renamed the “NVIT J.P. Morgan Equity and Options Total Return Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

b.	The information under the heading “Principal Investment Strategies” beginning on page 6 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund uses a multi-pronged approach to total return, sourced from dividends, options premium and capital appreciation. The Fund seeks to achieve its objective by (1) creating an actively managed portfolio of equity securities and (2) by selling (writing) call options with exposure to the S&P 500 Index (the “Index”). Under normal circumstances, the Fund invests at least 80% of its net assets in a combination of equity securities and options.
The Fund is designed to provide investors with total return while exposing investors to less risk through lower volatility than the broad U.S. large-capitalization stock market. If the Fund is successful in providing lower volatility, then the value of the Fund’s portfolio will fluctuate less than the overall market over a full market cycle (typically, a three to five year time horizon). In order to reduce volatility and provide a diversified source of total return, the Fund will write call options based on the Index or on exchange-traded funds that seek to replicate the Index (“S&P 500 ETFs”). Such options will be at an exercise price (also known as a strike price) that is out‑of‑the‑money. The premiums generated from the written call options are an important source of the Fund’s diversified return stream and will be reinvested in the Fund’s portfolio, instead of having the premiums paid out to investors as income. Selling call options may also reduce volatility. The written call options are reset periodically to seek to better capitalize on current market conditions and opportunities; these resets assist the Fund in seeking to provide relatively stable returns. In addition to the use of the options overlay strategy, the Fund may use futures contracts and options on futures, which are derivatives, to more effectively gain targeted equity exposure from its cash positions if it is unable to purchase stocks or write the necessary options for the options overlay strategy.
Long Equity Portfolio – in managing the equity portion of the Fund, the subadviser employs a fundamental data science enabled investment approach that combines research, data insights, and risk management. The subadviser defines data science as the discipline of extracting useful insights from collections of information, and the subadviser utilizes the insights as a part of its investment process. The subadviser utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the subadviser’s multi-decade history of proprietary fundamental research, company financial statements, and a variety of other data sources that the subadviser finds relevant to conducting fundamental analysis. The subadviser combines insights derived from these sources to forecast the financial prospects of each security, also known as fundamental analysis. Alongside its own insights, the subadviser’s portfolio management team uses the forecasts developed through data science techniques to help to identify securities that are priced favorably relative to their associated levels of risk. The subadviser’s portfolio management team then constructs a portfolio that seeks to maximize expected future financial performance while controlling for key risks to the underlying companies’ businesses identified by the subadviser’s analysis. The subadviser assesses key risks by analyzing potential events or conditions that may have a negative impact on the subadviser’s valuation of a particular security. Such key risks may include, but are not limited to, sensitivity to changes in macroeconomic conditions, competitive risks from existing companies or new entrants, and operational risks related to the companies’ business models. The subadviser regularly evaluates the efficacy of the sources of information included within the investment process, and seeks to identify new data sources that will be additive to the subadviser’s forecasts and portfolio construction, assessing the validity of its models and assumptions as new information becomes available and market conditions change.
The Fund invests primarily in large, well-established companies, which are companies with market capitalizations similar to those within the universe of the Index at the time of purchase. The Fund also may invest in equity securities of U.S. mid‑cap companies.
The subadviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the subadviser believes the security is no longer attractively valued relative to its associated levels of risk. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Options Overlay – the Fund’s options overlay is intended to provide the Fund with consistent options premium as a diversified source of total return, as well as dampen the Fund’s overall volatility profile. To implement the strategy, the subadviser sells exchange-traded equity options that typically have a reference asset of the Index or an S&P 500 ETF. Premiums are generated from the sale of out‑of‑the‑money call options. The Fund will sell multiple options positions that expire at various dates, and a portion of the options overlay strategy may be reset as the applicable options approach expiration.

c.	The information under the heading “Principal Risks” beginning on page 7 of the Prospectus is modified as follows:

i.	“REIT and real estate securities risk,” “Hedging transactions risk,” “Volatility risk,” “Foreign securities risk” and “Model and data risk” are each deleted in their entirety.

ii.	The following sub‑risk is hereby added under “Derivatives risk”:
Options – an option is an agreement that, for a premium payment or fee, gives the option holder (purchaser) the right but not the obligation to buy (a “call option”) the underlying security or asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “strike price”) during a period of time or on a specified date. Investments in options are considered speculative. Although selling call options can reduce equity market risk, it limits the opportunity to profit from an increase in the market value of stocks in exchange for upfront cash at the time of selling the call option. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired and could result in losses.

iii.	The following risks are hereby added:
Volatility strategy risk – the subadviser may not be successful in managing the Fund with a lower level of volatility than the Index. Depending on market conditions during a particular time in a market cycle, the Fund’s volatility may not be lower than that of the S&P 500 Index (the “Index”). Because the Fund seeks lower relative volatility, the Fund may underperform the Index, particularly in rising markets. Options premium generated by the Fund will vary dependent on the prevailing volatility. When volatility increases, both premiums and the potential for capital appreciation also increase, but when volatility decreases, premiums and the potential for capital appreciation also decrease.
Options overlay strategy risk – when the Fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying instrument or measure to the strike price (plus any premium received). In a rising market, the option may require an underlying instrument to be sold at a strike price that is lower than would be received if the instrument was sold at the market price. If a call expires, the Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying instrument during the option period, the loss realized may exceed such gain. If the underlying instrument declines by more than the option premium the Fund receives, there will be a loss on the overall position.
Data science investment approach risk – the subadviser relies on a proprietary data science enabled selection approach that utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the subadviser’s multi-decade history of proprietary fundamental research, company financial statements, and other relevant data sources, to forecast the financial prospects of each security and to assess key risks. There is no guarantee that the use of the subadviser’s proprietary data science approach will result in effective investment decisions for the Fund, specifically to the extent the approach does not perform as designed or as intended, the subadviser’s strategy may not be successfully implemented and the Fund may lose value.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

d.	The information under the heading “Portfolio Management – Subadviser” on page 9 of the Prospectus is deleted in its entirety and replaced with the following:
J.P. Morgan Investment Management Inc.

e.	The table under the heading “Portfolio Management – Portfolio Managers” on page 9 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Hamilton Reiner	Managing Director	Since 2025
Eric Moreau	Executive Director	Since 2025
Matthew Bensen, CFA	Executive Director	Since 2025
Judy Jansen	Executive Director	Since 2025

f.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 80 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund uses a multi-pronged approach to total return, sourced from dividends, options premium and capital appreciation. The Fund seeks to achieve its objective by (1) creating an actively managed portfolio of equity securities and (2) by selling (writing) call options with exposure to the S&P 500 Index (the “Index”). Under normal circumstances, the Fund invests at least 80% of its net assets in a combination of equity securities and options.
The Fund is designed to provide investors with total return while exposing investors to less risk through lower volatility than the broad U.S. large-capitalization stock market.

Volatility – the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a period of time. A high level of volatility means that the Fund’s value is expected to increase or decrease significantly over a period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly.
If the Fund is successful in providing lower volatility, then the value of the Fund’s portfolio will fluctuate less than the overall market over a full market cycle (typically, a three to five year time horizon). In order to reduce volatility and provide a diversified source of total return, the Fund will write call options based on the Index or on exchange-traded funds that seek to replicate the Index (“S&P 500 ETFs”). Such options will be at an exercise price (also known as a strike price) that is out‑of‑the‑money. The premiums generated from the written call options are an important source of the Fund’s diversified return stream and will be reinvested in the Fund’s portfolio, instead of having the premiums paid out to investors as income. Selling call options may also reduce volatility. The written call options are reset periodically to seek to better capitalize on current market conditions and opportunities; these resets assist the Fund in seeking to provide relatively stable returns. In addition to the use of the options overlay strategy, the Fund may use futures contracts and options on futures, which are derivatives, to more effectively gain targeted equity exposure from its cash positions if it is unable to purchase stocks or write the necessary options for the options overlay strategy.
Long Equity Portfolio – in managing the equity portion of the Fund, the subadviser employs a fundamental data science enabled investment approach that combines research, data insights, and risk management. The subadviser defines data science as the discipline of extracting useful insights from collections of information, and the subadviser utilizes the insights as a part of its investment process. The subadviser utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the subadviser’s multi-decade history of proprietary fundamental research, company financial statements, and a variety of other data sources that the subadviser finds relevant to conducting fundamental analysis. The subadviser combines insights derived from these sources to forecast the financial prospects of each security, also known as fundamental analysis. Alongside its own insights, the subadviser’s portfolio management team uses the forecasts developed through data science techniques to help to identify securities that are priced favorably relative to their associated levels of risk. The subadviser’s portfolio management team then constructs a portfolio that seeks to maximize expected future financial performance while controlling for key risks to the underlying companies’ businesses identified by the subadviser’s analysis. The subadviser assesses key risks by analyzing potential events or conditions that may have a negative impact on the subadviser’s valuation of a particular security. Such key risks may include, but are not limited to, sensitivity to changes in macroeconomic conditions, competitive risks from existing companies or new entrants, and operational risks related to the companies’ business models. The subadviser regularly evaluates the efficacy of the sources of information included within the investment process, and seeks to identify new data sources that will be additive to the subadviser’s forecasts and portfolio construction, assessing the validity of its models and assumptions as new information becomes available and market conditions change.

The Fund invests primarily in large, well-established companies, which are companies with market capitalizations similar to those within the universe of the Index at the time of purchase. The Fund also may invest in equity securities of U.S. mid‑cap companies.
As part of its investment process, the subadviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the Fund may invest. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The subadviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the subadviser believes the security is no longer attractively valued relative to its associated levels of risk. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Options Overlay – the Fund’s options overlay is intended to provide the Fund with consistent options premium as a diversified source of total return, as well as dampen the Fund’s overall volatility profile. To implement the strategy, the subadviser sells exchange-traded equity options that typically have a reference asset of the Index or an S&P 500 ETF. Premiums are generated from the sale of out‑of‑the‑money call options. The Fund will sell multiple options positions that expire at various dates, and a portion of the options overlay strategy may be reset as the applicable options approach expiration. In addition to writing more traditional exchange-traded options, the Fund may also write FLexible EXchange® Options (“FLEX Options”) that reference the Index or a S&P 500 ETF. FLEX Options are exchange-traded option contracts with uniquely customizable terms. While the Fund will not generally invest directly in ETFs, there may be times when it will receive shares of S&P 500 ETFs in order to settle its option positions. The subadviser will not normally maintain such positions for an extended period.

g.	The information under the heading “How the Funds Invest – Key Terms” beginning on page 80 of the Prospectus is deleted in its entirety and replaced with the following:
Derivative – a contract, security or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures and options are derivatives because their values are based on changes in the values of an underlying asset or measure.
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for the cash value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.
Options – a call option gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, an underlying security or futures contract at a specified price during the option period.

h.	The information under the heading “How the Funds Invest – Principal Risks” on page 81 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to DATA SCIENCE INVESTMENT APPROACH RISK, DERIVATIVES RISK, EQUITY SECURITIES RISK, ESG INTEGRATION RISK, MARKET RISK, OPTIONS OVERLAY STRATEGY RISK, SECTOR RISK, SELECTION RISK, SMALLER COMPANY RISK and VOLATILITY STRATEGY RISK each of which is described in the section “Risks of Investing in the Funds” beginning on page 106.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

i.	The information under the heading “Risks of Investing in the Funds” beginning on page 106 of the Prospectus is modified as follows:

i.	“Hedging transactions risk” and “Volatility risk” are each deleted in their entirety.

ii.	The following sub‑risk is hereby added under “Country or sector risk:”
Technology – market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies and companies that rely heavily on technology are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

iii.	The following sub‑risk is hereby added under “Derivatives risk”:
FLEX Options risk – the Fund may use FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts, which is a form of counterparty risk. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In a less liquid market, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

iv.	The following risks are hereby added:
Data science investment approach risk – the subadviser relies on a proprietary data science enabled selection approach that utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the subadviser’s multi-decade history of proprietary fundamental research, company financial statements, and other relevant data sources, to forecast the financial prospects of each security and to assess key risks. There is no guarantee that the use of the subadviser’s proprietary data science approach will result in effective investment decisions for the Fund, specifically to the extent the approach does not perform as designed or as intended, the subadviser’s strategy may not be successfully implemented and the Fund may lose value.
ESG integration risk – a Fund’s subadviser may employ an investment process that may integrate ESG factors with traditional financial factors. The relevance and weightings of specific ESG factors to or within the investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the subadviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the subadviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, a Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. The subadviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
Options overlay strategy risk – when the Fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying instrument or measure to the strike price (plus any premium received). In a rising market, the option may require an underlying instrument to be sold at a strike price that is lower than would be received if the instrument was sold at the market price. If a call expires, the Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying instrument during the option period, the loss realized may exceed such gain. If the underlying instrument declines by more than the option premium the Fund receives, there will be a loss on the overall position.
S&P 500 ETF risk – to the extent that the Fund invests in options that derive their value from an S&P 500 ETF, the Fund’s investment performance may be influenced by the investment performance of such S&P 500 ETF. The value of any S&P 500 ETF will fluctuate over time based on fluctuations in the values of the securities held by the S&P 500 ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, an S&P 500 ETF is subject to index-related and passive management risks and ETF shares trading risk, including risks relating to the absence of an active market and premium/discount risk. Brokerage, tax and other expenses may negatively impact the performance of an S&P 500 ETF and, in turn, the value of the Fund’s investments. An S&P 500 ETF seeks to track the S&P 500 Index, but may not exactly match the performance of such index due to differences between the portfolio of the S&P 500 ETF and the components of the index, fees and expenses, transaction costs and other factors.
Volatility strategy risk – the subadviser may not be successful in managing the Fund with a lower level of volatility than the S&P 500 Index (the “Index”). Depending on market conditions during a particular time in a market cycle, the Fund’s volatility may not be lower than that of the Index. Because the Fund seeks lower relative volatility, the Fund may underperform the Index, particularly in rising markets. Options premium generated by the Fund will vary dependent on the prevailing volatility. When volatility increases, both premiums and the potential for capital appreciation also increase, but when volatility decreases, premiums and the potential for capital appreciation also decrease.

j.	The information relating to AQR under the heading “Fund Management – Subadvisers” beginning on page 119 of the Prospectus is deleted in its entirety.

k.	The information relating to JPMIM under the heading “Fund Management – Subadvisers” beginning on page 119 of the Prospectus is deleted in its entirety and replaced with the following:
J.P. MORGAN INVESTMENT MANAGEMENT INC. (“JPMIM”), located at 383 Madison Avenue, New York, NY 10179, is the subadviser to the NVIT J.P. Morgan Equity and Options Total Return Fund and NVIT J.P. Morgan U.S. Equity Fund. JPMIM is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly traded corporation that is listed on the New York Stock Exchange (Ticker: JPM).

l.	The information relating to the Fund under the heading “Fund Management – Portfolio Management” beginning on page 120 of the Prospectus is deleted in its entirety and replaced with the following:
NVIT J.P. Morgan Equity and Options Total Return Fund
Hamilton Reiner (Lead Portfolio Manager), Eric Moreau, Matthew Bensen, CFA and Judy Jansen are jointly responsible for the day‑to‑day management of the Fund.
Mr. Reiner is a Managing Director at JPMIM and the Chief Investment Officer of the U.S. Core Equity Team and the Head of U.S. Equity Derivatives. He has been with the firm since 2009.
Mr. Moreau is an Executive Director at JPMIM. He has been with the firm since 2014.
Mr. Bensen is an Executive Director at JPMIM. He has been with the firm since 2015.
Ms. Jansen is an Executive Director at JPMIM. She has been with the firm since 2015.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about JPMIM.
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